SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)         June 11, 2003
                                                --------------------------------


                              Chase Funding, Inc.
--------------------------------------------------------------------------------
                  (Exact name of registrant as specified in its charter)



New York                         333-68848                          13-3840732
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission File Number)      (I.R.S. Employer
of incorporation)                                            Identification No.)


343 Thornall Street, Edison, New Jersey                                 08837
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code (732) 205-0600
                                                   -----------------------------

                                 Not applicable
--------------------------------------------------------------------------------
           (Former name or former address, if changed since last report.)

ITEM 5.       Other Events

            Attached as an exhibit are certain Structural Term Sheets and Collateral Term Sheets (as defined in the no action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association) and Computational Materials (as defined in the no-action letter issued by the staff of the Commission on May 20, 1994, regarding Kidder, Peabody Acceptance Corporation I, Kidder, Peabody & Co. and Kidder Structured Asset Corporation and as further modified by a no-action letter issued by the staff of the Commission on May 27, 1994, to the Public Securities Association) furnished to the Registrant by J.P. Morgan Securities Inc. (the "Underwriter") in connection with the Chase Funding Loan Acquisition Trust, Multi-Class Mortgage Pass-Through Certificates, Series 2003-C1 (the "Certificates").

            The Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Certificates will be registered pursuant to the Act under the Registrant's Registration Statement on Form S-3 (No. 333-68848) (the "Registration Statement"). The Registrant hereby incorporates the Structural Term Sheets, Collateral Term Sheets and Computational Materials by reference in the Registration Statement.

            The Structural Term Sheets, Collateral Term Sheets and Computational Materials were prepared solely by J.P. Morgan Securities Inc., and the Registrant did not prepare or participate in the preparation of the Structural Term Sheets, Collateral Term Sheets or Computational Materials.

            Any statement or information contained in the Structural Term Sheets, Collateral Term Sheets or Computational Materials shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits

            (c) Exhibits

            Item 601(a)
            of Regulation S-K
            Exhibit No.                         Description
            -----------                         -----------
            (99)                                Structural Term Sheets,
                                                Collateral Term Sheets and
                                                Computational Materials prepared
                                                by J.P. Morgan Securities Inc.
                                                in connection with the Chase
                                                Funding Loan Acquisition Trust,
                                                Multi-Class Mortgage
                                                Pass-Through Certificates,
                                                Series 2003-C1.

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          CHASE FUNDING, INC.



June 11, 2003
                                          By:  /s/ Eileen Lindblom
                                               -------------------------
                                                 Eileen Lindblom
                                                 Vice President

                                INDEX TO EXHIBITS
                                -----------------



                                                                  Paper (P) or
Exhibit No.             Description                               Electronic (E)
-----------             -----------                               --------------
      (99)              Structural Term Sheets, Collateral Term          (E)
                        Sheets and Computational Materials
                        prepared by J.P. Morgan Securities Inc. in connection with the Chase Funding Loan
                        Acquisition Trust, Multi-Class Mortgage
                        Pass-Through Certificates, Series 2003-C1.